Commitment	12 Months Ended
Dec. 31, 2022
Disclosures Of Commitments [Abstract]
Commitment
41	Commitment

(a)	Financing guarantee commitments
The Group provides financing guarantees services to individuals and small and micro-business owners who successfully obtain loans through the Group’s platform. The following table sets forth the balance of such commitment under the financing guarantee contracts for which the Group does not consolidate the underlying loans.
 The maximum exposure to credit risk before collateral held or other credit enhancements is depicted in note 4.1.2. All credit risk exposure of financing guarantee contracts have accrued corresponding ECL allowance (Note 33).

	As of December 31,
	2021	2022
	RMB’000	RMB’000
Financing guarantee commitments	64,731,369	68,502,938